SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 25, 2004

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                (c) On August 26, 2004, the company announced the appointment of Bill Swint to the position of Interim President and Chief Executive Officer effective September 16, 2004.  Mr. Swint, 57, is currently the company’s Vice President and Manager of Order Fulfillment.  Mr. Swint has over thirty years of experience in the apparel industry. From 2000 to 2002, he was a consultant and project manager for Columbia Sportswear, Inc., an outdoor apparel manufacturer. From 1997 to 2000, he was president and chief executive officer of ERB Industries, a marketing and manufacturing company. Between 1983 and 1997, he was executive vice president of operations for Glen Oaks Industries, an apparel manufacturer. Mr. Swint has a master’s degree in business administration from Southern Methodist University and a bachelor’s degree in industrial engineering from the Georgia Institute of Technology.

(d) On August 26, 2004, the company announced the appointment of Whitney Tilson to the Board of Directors effective September 16, 2004.  Mr. Tilson was not a party to any transactions with the company during the last fiscal year and is not a party to any currently proposed transaction.

                Both appointments resulted from the previously announced departure of the company's Chairman and Chief Executive Officer effective September 15, 2004.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

                On August 25, 2004, the Board of Directors amended the company’s bylaws to separate the position of Chairperson from the office of the Chief Executive Officer in Article III, Section 1 of the bylaws and to delete the office of Chairperson from the definition of Officers in Article V of the bylaws. effective September 16, 2004.  A copy of the amended bylaws is attached as Exhibit 99.3.

ITEM 7.01. REGULATION FD DISCLOSURE

                The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                On August 26, 2004, Cutter & Buck Inc. issued a release announcing the appointment of Bill Swint as Interim President and Chief Executive Officer, and Doug Southern to the non-officer position of Chairman of the Board.  A copy of the release is attached as Exhibit 99.1.

                On August 26, 2004, Cutter & Buck Inc. issued a release announcing the appointment of Whitney Tilson to the company’s Board of Directors.  A copy of the release is attached as Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  EXHIBITS

99.1                           Press Release dated August 26. 2004 announcing the appointment of Bill Swint as Interim President and Chief Executive Officer, and Doug Southern to the non-officer position of Chairman of the Board, furnished pursuant to Item 5.02(c) of this Form 8-K

99.2                           Press Release dated August 26, 2004 announcing the appointment of Whitney Tilson to the company’s Board of Directors, furnished pursuant to Item 5.02(d) of this Form 8-K.

99.3                           Bylaws, as amended and restated August 25, 2004, effective September 16, 2004.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Frances M. Conley
Frances M. Conley
Chairman and Chief Executive Officer

Dated: August 27, 2004

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1

Press Release dated August 26, 2004 announcing the appointment of Bill Swint as Interim President and Chief Executive Officer, and Doug Southern to the non-officer position of Chairman of the Board, furnished pursuant to Item 5.02(c) of this Form 8-K.

99.2	Press Release dated August 26, 2004 announcing the appointment of Whitney Tilson to the company’s Board of Directors, furnished pursuant to Item 5.02(d) of this Form 8-K.

99.3	Bylaws, as amended and restated August 25, 2004, effective September 16, 2004.

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